ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

AllianceBernstein VPS Global Thematic Growth Portfolio

AllianceBernstein VPS International Growth Portfolio

Supplement dated June 27, 2013 to the Summary Prospectuses and Prospectuses dated May 1, 2013 of the AllianceBernstein VPS Global Thematic Growth Portfolio and AllianceBernstein VPS International Growth Portfolio (together the “Prospectuses”).

Each of the Portfolios listed above is hereinafter referred to as a “Portfolio” or collectively, the “Portfolios”.

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Summary Information

The following changes will be made to the “Principal Strategies” in the Summary section of the Prospectuses for each Portfolio.

AllianceBernstein VPS Global Thematic Growth Portfolio

The second sentence of the second paragraph is revised to read as follows:

Drawing on the global fundamental and quantitative research capabilities of the Adviser, the Adviser seeks to identify long-term secular growth trends that will affect multiple industries.

The last sentence of the third paragraph is revised to read as follows:

The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The last sentence of the fifth paragraph is deleted.

The following is added as a principal risk under the “Principal Risks” section:

•

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value, or NAV.

AllianceBernstein VPS International Growth Portfolio

The last sentence of the third paragraph is deleted.

Portfolio Managers

The following chart for each Portfolio replaces the chart under the heading “Portfolio Managers” in the Summary section of the Prospectuses for each Portfolio and reflects those persons responsible for the day-to-day management of the Portfolio’s portfolio.

AllianceBernstein VPS Global Thematic Growth Portfolio

Employee	Length of Service	Title
Daniel C. Roarty	Since 2013	Senior Vice President of the Adviser
Amy P. Raskin	Since 2009	Senior Vice President of the Adviser
Tassos M. Stassopoulos	Since 2013	Senior Vice President of the Adviser
Vadim Zlotnikov	Since 2009	Senior Vice President of the Adviser

AllianceBernstein VPS International Growth Portfolio

Employee	Length of Service	Title
Daniel C. Roarty	Since 2012	Senior Vice President of the Adviser
Amy P. Raskin	Since 2013	Senior Vice President of the Adviser
Tassos M. Stassopoulos	Since 2011	Senior Vice President of the Adviser

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The following replaces certain information under the heading “Management of the Portfolios—Portfolio Managers” in the Prospectus with respect to the Portfolios.

AllianceBernstein VPS Global Thematic Growth Portfolio

The day-to-day management of, and investment decisions for, the AllianceBernstein VPS Global Thematic Growth Portfolio are made by the Adviser’s Global Growth and Thematic Investment Team. The Global Growth and Thematic Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser’s large internal research staff.

The following table lists the persons within the Global Growth and Thematic Investment Team with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years.

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Daniel C. Roarty; since 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since May 2011, and Team Leader of the Global Growth and Thematic Team. Prior thereto, he was in research and portfolio management at Nuveen Investments since prior to 2008.

Amy P. Raskin; since 2009; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position as a portfolio manager since prior to 2008. She is also Director of Research for the Global Growth and Thematic Team. She has also served as Director of Global Growth Equity Research since 2009 and Chief Investment Officer of AllianceBernstein Venture Capital Funds since 2008.

Tassos M. Stassopoulos; since 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity as a portfolio manager since prior to 2008.

Vadim Zlotnikov; since 2009; Senior Vice President of the Adviser	Senior Vice President and Chief Market Strategist of the Adviser since 2010. Previously, he was Chief Investment Officer of Growth Equities since 2008. Prior thereto, he was the Chief Investment Strategist for Sanford C. Bernstein’s institutional research unit since prior to 2008.

AllianceBernstein VPS International Growth Portfolio

The day-to-day management of, and investment decisions for, the AllianceBernstein VPS International Growth Portfolio are made by the Adviser’s Global Growth and Thematic Investment Team. The Global Growth and Thematic Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser’s industry focused equity analysts in the United States and abroad.

The following table lists the persons within the Global Growth and Thematic Investment Team with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
Daniel C. Roarty; since 2012; Senior Vice President of the Adviser	(see above)

Amy P. Raskin; since 2013; Senior Vice President of the Adviser	(see above)

Tassos M. Stassopoulos; since 2011; Senior Vice President of the Adviser	(see above)

This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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